UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009

Premier Exhibitions, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 842-2600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On September 21, 2009, Premier Exhibitions, Inc. (the “Company”) issued a press release regarding certain of its results of operations and financial condition for its second quarter ended August 31, 2009. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On September 15, 2009, the Company received notice from the NASDAQ Global Market that a deficiency exists with regards to the Company’s compliance with the Listing Rules requiring listed securities to maintain a minimum bid price of $1.00 based upon the closing price of the Company’s common stock for the last 30 days. The rules provide a grace period of 180 days to regain compliance. If at any time during the grace period the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, the NASDAQ Global Market will provide the Company written confirmation of compliance. The Board of Directors of the Company prefers to maintain the Company’s listing with the NASDAQ Global Market and is considering available options to regain compliance and maintain its listing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 16, 2009, the Board of Directors of the Company appointed Messrs. Ronald C. Bernard and Stephen W. Palley as members of the Board, effective as of that day. Messrs. Bernard and Palley will serve on the Company’s Audit Committee, with Mr. Bernard serving as the Chair of the Audit Committee. Neither Mr. Bernard nor Mr. Palley was selected as a director pursuant to any arrangement or understanding with any other person, and neither has any reportable transactions under Item 404(a) of Regulation S-K.
     Messrs. Bernard and Palley will receive the Company’s standard compensation applicable to non-employee directors, as described in the section titled “Director Compensation” of the Company’s proxy statement filed with the Securities and Exchange Commission on July 1, 2009.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 16, 2009, the Board of Directors of the Company also approved an amendment to Section 1 of Article III of the Company’s Amended and Restated Bylaws to provide that the Company’s Board of Directors must consist of no fewer than three, but not more than nine, Directors, effective immediately. The precedent description of the amendment is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
3.2	Amended and Restated Bylaws of Premier Exhibitions, Inc., last amended and restated as of September 16, 2009.

99.1	Press Release, dated September 21, 2009, of Premier Exhibitions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.
By:	/s/ John A. Stone
John A. Stone
Chief Financial Officer

Date: September 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Premier Exhibitions, Inc., last amended and restated as of September 16, 2009.

99.1	Press Release, dated September 21, 2009, of Premier Exhibitions, Inc.